Exhibit 99.1

SCBT Financial Corporation	New Commerce BanCorp

FOR IMMEDIATE RELEASE

December 17, 2004

SCBT Financial Corporation to Acquire New Commerce BanCorp
To Expand In Fast Growing Upstate

Columbia, SC and Greenville, SC –  SCBT Financial Corporation (NASDAQ:  SCBT) and New Commerce BanCorp (OTC BB: NCBS.OB)  announced today the signing of a definitive merger agreement.    New Commerce BanCorp, is the holding company for New Commerce Bank,  a community bank headquartered in Greenville, South Carolina which commenced operations in 1999. New Commerce BanCorp had total assets of $94.5 million as of September 30, 2004.

Under the terms of the agreement, New Commerce BanCorp shareholders will receive $18.00  in cash for each share of New Commerce BanCorp stock they own.  The per share transaction price represents 212% of New Commerce’s book value per share as of September 30, 2004. Including the value of New Commerce’s stock options and warrants, the transaction is valued at approximately $20.2 million.  The transaction has been unanimously approved by the Board of Directors of each company and is subject to regulatory approvals and the approval of New Commerce BanCorp’s shareholders.  The transaction is anticipated to close in the second quarter of 2005 and is expected to be accretive to SCBT’s 2005 GAAP earnings.

“Greenville County is one of the fastest growing markets in the Southeast.  This partnership allows us to double our presence in this area and should make us the 8th largest South Carolina-domiciled banking company in the city of Greenville,” said Robert R. Hill, Jr., president and CEO, SCBT Financial Corporation.   “We are excited about the combination of our two institutions and will maintain our focus on our customers, employees and shareholders as we continue to build South Carolina’s premiere community bank and to look for additional expansion opportunities.”

The transaction builds on SCBT’s Greenville presence by adding two well-placed branches in the thriving Mauldin and Simpsonville areas of Greenville County.   According to June 2004 FDIC statistics, Greenville County is South Carolina’s largest deposit market with over $7.6 billion in total deposits.  Upon completion of the merger, SCBT Financial Corporation will have total assets of more than $1.5 billion and will operate 36 banking offices in 12 counties across South Carolina.

“Since its formation, New Commerce Bank has provided community banking services to the rapidly growing Golden Strip area of Greenville County.  We are very pleased with what this merger means to our company.  Our customers will have access to 36 locations across the state with a broader range of products and services,” stated Frank W. Wingate, president and chief executive officer of New Commerce.

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“Our growth has been excellent since entering the Greenville market in June 2002.  The addition of New Commerce will result in SCBT having $230 million in assets with four convenient locations and a team of experienced bankers to serve this rapidly growing portion of Greenville County.  Frank Wingate is a talented banker and we are fortunate to have him on our team.  He understands community banking and will play an important leadership role in our company,” said John Windley, regional president, South Carolina Bank and Trust, N.A.

SCBT Financial Corporation is being advised by Sandler O’Neill & Partners L.P.  New Commerce BanCorp is being advised by Triangle Capital Partners, LLC.

The proposed transaction will be submitted to New Commerce shareholders for their consideration, and the merger is subject to approval by New Commerce shareholders and by applicable regulatory authorities.  New Commerce will file a proxy statement and other relevant documents concerning the proposed transaction with the SEC.  New Commerce shareholders are urged to read the proxy statement regarding the proposed transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because these will contain important information. You will be able to obtain a free copy of the proxy statement, as well as other filings containing information about New Commerce at the SEC’s Internet site (http://www.sec.gov).

SCBT and New Commerce, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from New Commerce shareholders in connection with the merger.  Information about the directors and executive officers of New Commerce and their ownership of New Commerce common stock is set forth in the proxy statement, dated March 25, 2004, for New Commerce’s 2004 annual meeting of shareholders, as filed with the SEC on Schedule 14A.  Information about the directors and executive officers of SCBT and their ownership of SCBT common stock is set forth in the proxy statement, dated March 11, 2004, for SCBT’s 2004 annual meeting of shareholders, as filed with the SEC on Schedule 14A.  Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

South Carolina Bank and Trust, the 4th largest bank headquartered in South Carolina, and South Carolina Bank and Trust of the Piedmont are subsidiaries of SCBT Financial Corporation.  Serving the needs of South Carolinians for over 70 years, SCBT Financial Corporation currently operates 34 financial centers in 12 South Carolina counties and has assets exceeding $1.4 billion.  More information can be located at www.SCBandT.com.

Cautionary Notice Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements about the benefits of the merger between SCBT and New Commerce, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger, as well as statements with respect to SCBT’s and New Commerce’s plans, objectives, expectations and intentions and other statements that are not historical facts.  Actual results may differ from those set forth in the forward-looking statements.

Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect us to update any forward-looking statements.

You can identify these forward-looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “point to,” “project,” “could,” “intend” or other similar words and expressions of the future.  These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic conditions; governmental monetary and fiscal policies, as well as legislative and regulatory changes; the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities, and interest sensitive assets and liabilities; interest rate risks and sensitivities; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; and the failure of assumptions underlying the establishment of reserves for possible loan losses.  The risks of mergers and acquisitions, include, without limitation: unexpected transaction costs, including the costs of integrating operations; the risks that the businesses of SCBT and New Commerce will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the potential failure to fully or timely realize expected revenues and revenue synergies, including as the result of revenues following the merger being lower than expected; the risk of deposit and customer attrition; changes in deposit mix; unexpected operating and other costs, which may differ or change from expectations; the risks of customer and employee loss and business disruption, difficulties in maintaining relationships with employees; the risk of obtaining necessary governmental approvals of the merger on the proposed terms and schedule; and the risk that New Commerce’s shareholders will not approve the merger; increased competitive pressures and solicitations of New Commerce’s customers by competitors in the highly competitive Greenville, South Carolina market.

All written or oral forward looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2003 under “Forward-Looking Statements,” and otherwise in our SEC reports and filings.  Such reports are available upon request from SCBT, or from the Securities and Exchange Commission, including through the SEC’s Internet website at http://www.sec.gov.

Other Important Information About this Press Release

New Commerce’s shareholders are urged to read the proxy statement regarding the proposed transaction when it becomes available, because it will contain important information about New Commerce and the proposed transaction.  New Commerce’s shareholders will be able to obtain a free copy of the proxy statement, as well as other filings containing information about SCBT and New Commerce, without charge, at the SEC’s Internet website at http://www.sec.gov.  Copies of the proxy statement and the filings with the SEC that will be incorporated by reference into, or otherwise referred to in, the proxy statement can also be obtained, without charge, by directing a written request to New Commerce BanCorp, 501 New Commerce Court, Greenville, South Carolina 29607,  Attention: Chief Financial Officer.

This press release does not constitute an offer to buy, or a solicitation of an offer to sell, shares of New Commerce common stock, or the solicitation of any proxies from New Commerce shareholders.

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Contacts:

SCBT Financial Corporation:  — (803) 765-4629

Robert R. Hill, Jr., president and chief executive officer

Richard C. Mathis, executive vice president and chief financial officer

New Commerce BanCorp: —  (864) 297-6333

Frank W. Wingate, president and chief executive officer

Lamar Simpson, senior vice president and chief financial officer